UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 7, 2023
TATTOOED CHEF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6305 Alondra Boulevard
Paramount, California 90723
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (562) 602-0822
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 7, 2023, Tattooed Chef, Inc. (the “Company”) received a $2,000,000 unsecured loan from the Company’s CEO and Chairman of the Board, Salvatore Galletti. The Company, in turn, loaned that $2,000,000 on an unsecured basis to its operating subsidiary, Ittella International, LLC (“Ittella”). This loan is in addition to (i) the $5,000,000 loan made by Mr. Galletti in November 2022 and described in the Company’s Current Report on Form 8-K filed on November 28, 2022, and (ii) the $5,000,000 loan made by Mr. Galletti in December 2022 and described in the Company’s Current Report on Form 8-K filed on December 30, 2022.
The loan from Mr. Galletti to the Company is evidenced by a Promissory Note (the “Note”) that bears interest at the same rate as that payable to UMB Bank, N.A. (the “Bank”), the Company’s lender under its principal line of credit (i.e., the daily adjusting term SOFR rate + 3.0% per annum), that matures on September 30, 2025 (the “Maturity Date”), and is payable interest only, monthly, until the Maturity Date.
The loan from the Company to Ittella is evidenced by a Subordinated Note (the “Junior Note”), which is subordinated in right of payment to obligations to the Bank pursuant to the terms of a Subordination Agreement between the Company and the Bank and consented to by Ittella (the “Subordination Agreement”). Interest on, maturity date of, and repayment terms of the Junior Note are identical to those of the Note.
Under the terms of the Subordination Agreement, regularly scheduled payments on the Junior Note are permitted so long as there are no defaults (and the payment would not cause a default) under the Bank’s loan documents. Both the Note and the Junior Note provide that if interest payments are at any time prohibited under the Subordination Agreement, the amount of interest that would have otherwise been paid will be added to principal.
The foregoing descriptions of the Note, the Junior Note, and the Subordination Agreement do not purport to be complete and are subject to, and are qualified in their entirety by, reference to the full text of the Note and the Junior Note, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, and the Subordination Agreement was attached to the Current Report on Form 8-K filed on November 28, 2022 as Exhibit 10.3, and which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION	Incorporated by Reference
		Schedule/Form	File Number	Exhibits	Filing Date
10.1*	Promissory Note dated April 7, 2023 by Tattooed Chef, Inc. in favor of Salvatore Galletti
10.2*	Subordinated Note dated April 7, 2023 by Ittella International, LLC in favor of Tattooed Chef, Inc.
10.3	Subordination Agreement dated November 23, 2022 between Tattooed Chef, Inc. and UMB Bank, N.A. and consented to by Ittella International, LLC	Form 8-K	File No. 001-38615	10.3	November 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

	By:	/s/ Salvatore Galletti
	Name:	Salvatore Galletti
	Title:	Chief Executive Officer

Date: April 12, 2023
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